                                                                  Exhibit (g)(x)


                                 FORM OF AMENDED
                                   SCHEDULE A




Name of Fund                                   Effective Date

Schwab 1000 Fund                               May 1, 1993
Schwab Long-Term Government
  Bond Fund                                    May 1, 1993
Schwab Short/Intermediate
  Government Bond Fund                         May 1, 1993
Schwab Long-Term California
  Tax-Free Bond Fund                           May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                May 1, 1993
Schwab Long-Term Tax-Free Bond Fund            May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                           May 1, 1993
Schwab Yield Plus Fund                         July 21, 1999


                                  SCHWAB INVESTMENTS



                                  By:     ___________________________________
                                  Name:   William J. Klipp
                                  Title:  Executive Vice President,
                                          Chief Operating Officer and Trustee



                                  CHARLES SCHWAB & CO., INC.



                                  By:     _____________________
                                  Name:   Ron Carter
                                  Title:  Senior Vice President



Dated:  _________________

                                 FORM OF AMENDED
                                   SCHEDULE C

Name of Fund                               Fee
------------                               ---
Schwab 1000 Fund                           No Fee

Schwab Long-Term Government                Twenty one-hundredths of one percent (.20%) of the
  Bond Fund                                Fund's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Short/Intermediate                  Twenty one-hundredths of one percent (.20%) of the
  Government Bond Fund                     Fund's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Long-Term California                Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                       Fund's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Short/Intermediate                  Twenty one-hundredths of one percent (.20%) of the
  California Tax-Free Bond                 Fund's average annual net assets, calculated and
  Fund                                     payable on a monthly basis

Schwab Long-Term Tax-Free Bond
  Fund                                     Twenty one-hundredths of one percent (.20%) of the
                                           Fund's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Short/Intermediate                  Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                       Fund's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Yield Plus Fund - Investor Shares   Twenty one-hundredths of one percent (.20%) of the
                                           class's average annual net assets, calculated and
                                           payable on a monthly basis

Schwab Yield Plus Fund - Select Shares     Five one-hundredths of one percent (.05%) of the
                                           class's average annual net assets, calculated and
                                           payable on a monthly basis

                                  SCHWAB INVESTMENTS


                                  By:     ___________________________
                                  Name:   William J. Klipp
                                  Title:  Executive Vice President
                                          and Chief Operating Officer


                                  CHARLES SCHWAB & CO., INC.


                                  By:     ___________________________
                                  Name:   Ron Carter
                                  Title:  Senior Vice President



Dated: ________________


                                      C-1